SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2005

BRINKER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10275	74-1914582
(State of Incorporation)	(Commission File	(IRS Employment
	Number)	Identification No.)

6820 LBJ Freeway

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code  972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.04.              Temporary Suspension of Trading Under Registrant Employee Benefit Plans.

On November 16, 2005, the Registrant sent a notice to its executive officers and directors informing them that a blackout period will be in effect from December 23, 2005 to the week of January 16, 2006, prohibiting them from directly or indirectly purchasing, selling or otherwise acquiring or transferring any equity securities of the Registrant.  This notice complies with the requirements of Section 306(a) of the Sarbanes Oxley Act of 2002.  A copy of this notice is attached as Exhibit 99 to this Current Report on Form 8K and is incorporated herein by reference.

On November 16, 2005, the Registrant received the notice required by Section 101(i)(2)(e) of the Employment Retirement Security Act of 1974.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99 Notice to Executive Officers and Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: November 16, 2005	By:	/s/ Douglas H. Brooks
Douglas H. Brooks, Chairman of the Board
President and Chief Executive Officer